UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2013

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	333-27641	71-0556208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to the information set forth in response to Item 5.02, which information is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2013, Bank of the Ozarks, Inc. (the “Company”) announced the election of Catherine Blanton Freedberg, Ph.D. to the respective boards of directors of the Company and its wholly-owned bank subsidiary, Bank of the Ozarks. Upon her election to the boards of directors, Ms. Freedberg (“Indemnitee”) entered into an indemnification agreement with the Company which is substantially identical to the form of indemnification agreements entered into by the Company with all other directors. The indemnification agreement provides, subject to certain exceptions, that the Indemnitee shall be indemnified to the fullest possible extent permitted by law against any amount which Indemnitee becomes legally obligated to pay because of any act or omission or neglect or breach of duty. Such amount includes all expenses (including attorneys’ fees), damages, judgments, costs and settlement amounts, actually and reasonably incurred or paid by the Indemnitee in any action, suit or proceeding, including any action by or on behalf of the Company, on account of Indemnitee’s service as a director of the Company or any subsidiary of the Company. The indemnification agreement further provides that expenses incurred by the Indemnitee in defending such actions, in accordance with the terms of the agreement, shall be paid in advance, subject to the Indemnitee’s obligation to reimburse the Company in the event it is ultimately determined that Indemnitee is not entitled to be indemnified for such expenses under any of the provisions of the indemnification agreement.

The indemnification agreement also states that no indemnification is provided if a final court adjudication shall determine that such indemnification is not lawful, or in respect of any suit in which judgment is rendered for an accounting of profits made from a purchase or sale of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934, or of any similar statutory provision, or on account of any remuneration, personal profit or advantage which is determined to have been obtained in violation of law.

The foregoing summary of the indemnification agreement is qualified in its entirety by reference to the express provisions of the form of indemnification agreement attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2011.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibit to this Current Report on Form 8-K is listed in the exhibit index, which appears elsewhere herein and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date: August 5, 2013	/s/ Greg McKinney
Greg McKinney
Chief Financial Officer
and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Indemnification Agreement (previously filed as exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2011, and incorporated herein by this reference).

99.1	Press release dated August 5, 2013; Bank of the Ozarks, Inc. Elects New Board Member.

4